1
EXHIBIT 32.2
CERTIFICATION
Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002
(Subsections (a) and (b) of Section 1350, Chapter 63 Title 18,
United States Code)

Pursuant to

Section 906 of

the Sarbanes-Oxley

Act of 2002

(subsections (a) and

(b) of Section

1350, Chapter 63

of Title

18,
United States Code), the undersigned officer of

First BanCorp., a Puerto Rico

corporation (the “Company”), does hereby certify, to such
officer’s knowledge, that:

The Quarterly

Report on

Form 10-Q

for the

quarter ended

June 30,

2025 (the

“Form 10-Q”)

of the

Company fully

complies
with the

requirements of

section 13(a)

or 15(d)

of the

Securities Exchange

Act of

1934 and

information contained

in the

Form 10-Q
fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: August 7, 2025 /s/ Orlando Berges
Name: Orlando Berges
Title: Executive Vice

President and Chief Financial Officer